Exhibit 1

Joint Filing Agreement

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree (i) to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the shares of Class A Common Stock, par value US$0.01 per share, of AMC Entertainment Holdings, Inc., a Delaware corporation, and (ii) that this Agreement may be included as Exhibit 1 to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments to such joint filing and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of September 17, 2018.

WANDA AMERICA ENTERTAINMENT, INC.

By:	/s/ Lin Zhang
	Name:	Lin Zhang
	Title:	Director

QINGDAO WANDA MOVIE AND TV INVESTMENT CO., LTD.

By:	/s/ Lin Zhang
	Name:	Lin Zhang
	Title:	Legal Representative

DALIAN WANDA GROUP BUSINESS SERVICE CO., LTD.

By:	/s/ Lin Zhang
	Name:	Lin Zhang
	Title:	Legal Representative

WANDA AMERICA INVESTMENT HOLDING CO. LTD.

By:	/s/ Lin Zhang
	Name:	Lin Zhang
	Title:	Director

QINGDAO WANDA CULTURE INVESTMENT CO., LTD.

By:	/s/ Lin Zhang
	Name:	Lin Zhang
	Title:	Legal Representative

BEIJING WANDA INVESTMENT CO., LTD.

By:	/s/ Lin Zhang
	Name:	Lin Zhang
	Title:	Legal Representative

BEIJING WANDA CULTURE INDUSTRY GROUP CO., LTD.

By:	/s/ Benxi Ding
	Name:	Benxi Ding
	Title:	Legal Representative

DALIAN WANDA GROUP CO., LTD.

By:	/s/ Jianlin Wang
	Name:	Jianlin Wang
	Title:	Legal Representative

DALIAN HEXING INVESTMENT CO., LTD.

By:	/s/ Jianlin Wang
	Name:	Jianlin Wang
	Title:	Legal Representative

/s/ Jianlin Wang
Jianlin Wang